Third Quarter Report to Stockholders September 30, 2006

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     The net asset value of the Blue Chip Value Fund rose 3.57% in the third quarter and 4.38% for the year to date. The Fund’s benchmark, the S&P 500, rose 5.66% in the third quarter and 8.52% for the year to date. Peer managers, as measured by the Lipper Large-Cap Core group, were up 4.29% in the quarter and 6.55% for the year.

     Technology and healthcare went from being among the Fund’s worst performing sectors in the second quarter to being among the best performing in the third quarter. While the portfolio holdings produced positive returns, led by medical products provider Zimmer Holdings’ 19% rise, the sector returns fell short of the benchmark’s increase for the period. Within technology, VeriSign, an e-commerce enabler, made a decision to undertake a review of its options-granting process which has delayed SEC filings. As a result of this and uncertainty about prospects for certain lines of its business, the stock performed relatively poorly. We undertook a diligent reassessment of VeriSign’s underlying businesses and believe that its option review process should not affect its long-term prospects. Our expectation remains for continued improvement in free cash flow and that returns will be realized. In contrast to VeriSign, Microsoft had a very strong quarter with the stock up nearly 18% on the anticipated launch of Vista, its new operating system, as well as continuing share reduction efforts.

     Within energy, the 20% price decline of oil since peak levels in July caused the sector to be among the portfolio’s weakest performers during the quarter. While we have reduced our weighting over the course of the year, our holdings under-performed slightly, led by Transocean, a deepwater drilling rig company. As supply concerns waned, the outlook for day rates for rigs declined. We continue to see value in Transocean and in energy overall, even with lower oil prices and day rates. Finally, transportation was the weakest sector of the market due to increased concerns about an economic slowdown. Norfolk Southern, which has been a strong performer over time, underperformed during the quarter. We do not believe that the economic slowing will lead to recession, and we continue to see solid free cash flow levels from Norfolk Southern.

     The two best sector contributors to the portfolio in the third quarter were capital goods and consumer cyclical. General Dynamics performed well within the capital goods sector, as demand for business jets continued and the near-term outlook for reauthorization of the defense budget improved. TJX Companies turned in the highest return in the portfolio, and led to outperformance in consumer cyclical. It appears to us that TJX’s management continues to drive improved financial performance with better merchandising and product management, helped by purchases of excess inventory created by the consolidation of department stores. While sales and margins have strengthened, we see potential for further improvement, which we expect should drive continued free cash flow growth.

     We have written frequently about our intense focus in our portfolio selection process on understanding free cash flow factors and how the market values businesses that produce a significant amount of free cash flow. Free cash flow refers to the cash a business generates which can be used to pay cash dividends, buy back stock, or invest in new business opportunities. Companies that produce top tier free cash flow in relation to their value have been shown to outperform the market two-thirds of the time over more than 50 years of history. Over the last 15 months we have increasingly found technology companies that trade at very attractive free cash flow yields. We believe the market currently is excessively discounting the duration or amount of the free cash flow being generated.

     Empirical Research Partners published a report in August that found that since 1952 on a free cash flow yield basis, technology has only been cheaper 10% of the time. Based on free cash flow yield, the study found that, over the last 12 months, the top 40% of technology companies produced net profit margins nearly double that of the market, as well as returns on capital 25% higher than the market. We believe our technology holdings share similar attractive characteristics and continue to look for potential portfolio additions within the technology sector. We believe and recognize that the discounting and “inexpensive” valuations reflect various market concerns about the economy, capital spending, and company-specific technology risks. These issues make the timing of realizing improved valuations a constant challenge. We spend a great deal of research effort examining the factors that drive sales and margins exclusive of the strength of the overall economy, and the potential pitfalls to our assessments.

     We also remain comfortable that while certain areas of the economy, most notably housing, are clearly slowing, we believe a soft landing is likely. Interest rates have stabilized in our opinion, and consensus is growing that there may be modest cuts as early as 2007. As noted above, energy prices are down meaningfully. We also find the market’s valuations at favorable levels, and see the potential for meaningful improvements. In comparing the current market characteristics to historical standards, data suggests that the market reflects comparable valuation levels to the 1960’s. During that decade, dividend yields were also around 2%, return expectations were comparable and the U.S. was involved in the Cold War and in Vietnam. However, the current taxation of dividends is 80% lower and capital gains taxes remain 40% lower. One could infer that given the current higher after-tax returns, valuations should be notably higher. We believe that all of these factors combine to support an outlook for solid market returns, and we remain optimistic about the Fund’s ability to capture those returns over time.

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to
S&P 500 as of September 30, 2006*
	Fund	S&P 500
Basic Materials	0.0%	2.6%
Capital Goods	9.0%	8.7%
Commercial Services	4.1%	2.4%
Communications	1.4%	5.9%
Consumer Cyclical	10.7%	12.4%
Consumer Staples	7.2%	9.0%
Energy	7.4%	8.8%
Financials	26.9%	20.3%
Medical/Healthcare	17.9%	12.0%
REITs	0.0%	1.1%
Technology	12.9%	11.6%
Transportation	2.3%	1.7%
Utilities	0.0%	3.5%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of September 30, 2006
						Since
Return	YTD	1-Year	3-Year	5-Year	10-Year	Inception
Blue Chip Value Fund – NAV	4.38%	8.88%	12.27%	6.84%	7.93%	8.46%
Blue Chip Value Fund – Market Price	0.31%	(0.34%)	11.25%	6.51%	8.98%	8.81%
S&P 500 Index	8.52%	10.79%	12.30%	6.97%	8.59%	10.64%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

Market Price and Net Asset Value Performance History January 1, 1995 through September 30, 2006

     The top graph represents the cumulative value of an investment assuming reinvestment of all distributions through the Fund’s Dividend Reinvestment Plan and full participation in rights offerings. The bottom graph represents the Actual Market Price and NAV per share over the same period.

     The Fund’s Actual NAV per share is reduced by each distribution amount when recorded. If the total return of the Fund’s NAV is less than the distribution percentage over the same period, the Actual NAV per share during such period will decline. This is illustrated in the bottom graph. However, the overall value of the investment held by a shareholder who reinvests distributions through the Fund’s Dividend Reinvestment Plan will not decline over this period if the total return is positive during the period. This is illustrated in the top graph.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the cumulative total return using market prices and net asset values as indicated, of an investment made by a stockholder who purchased one share at inception (April 15, 1987) ($10.00 IPO) and then reinvested all distributions through the Fund’s Dividend Reinvestment Plan and fully participated in primary subscription of rights offerings. These returns do not reflect the deduction of taxes that a Fund stockholder would pay on Fund distributions or the sale of Fund shares.

2Reflects the actual market price of one share as it has traded on the NYSE.

3Reflects the actual NAV of one share.

4Annual distribution totals represent actual amounts. Please note the distribution total for 2006 is for nine months ended September 30, 2006. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund’s Board of Directors. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy. Please see the Fund’s performance on page 5.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND RECORDS

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

NEWS RELEASE

Date: Monday, October 2, 2006

BLUE CHIP VALUE FUND DECLARES THIRD QUARTER DISTRIBUTION

     DENVER, CO. (October 2, 2006) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable October 27, 2006, to stockholders of record October 13, 2006, and will have an ex-dividend date of October 11, 2006. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny.

     Of the total distribution, approximately $0.0035 represents net investment income earned in the third quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of October 2, 2006, the date of this press release, the undesignated portion of the distribution would include approximately 0% from net realized capital gains earned in the third quarter. For the fiscal year-to-date, the undesignated portion of the distributions would include approximately 27.59% from net realized capital gains and 72.41% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

     As of September 30, 2006, the Fund’s N.A.V. was $5.57 and the stock closed at $6.01, a premium of 7.8995%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
September 30, 2006 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 105.63%
CAPITAL GOODS – 9.55%
Aerospace & Defense – 4.28%
General Dynamics Corp.	52,000	$2,715,097	$3,726,840
Raytheon Co.	60,800	2,244,547	2,919,008
			6,645,848
Electrical Equipment – 1.99%
General Electric Co.	87,700	3,143,991	3,095,810
Industrial Products – 3.28%
ITT Industries	33,500	1,701,533	1,717,545
Parker Hannifin Corp.	43,500	3,050,345	3,381,255
			5,098,800
TOTAL CAPITAL GOODS		12,855,513	14,840,458

COMMERCIAL SERVICES – 4.30%
IT Services – 1.89%
Computer Sciences
Corp.**	59,950	2,843,685	2,944,744
Transaction Processing – 2.41%
First Data Corp.	89,000	3,571,610	3,738,000
TOTAL COMMERCIAL SERVICES		6,415,295	6,682,744

COMMUNICATIONS – 1.46%
Telecomm Equipment & Solutions – 1.46%
Nokia Corp.	114,800	1,815,672	2,260,412
TOTAL COMMUNICATIONS		1,815,672	2,260,412

CONSUMER CYCLICAL – 11.29%
Clothing & Accessories – 2.74%
TJX Companies Inc.	152,100	3,577,570	4,263,363
Hotels & Gaming – 2.00%
Starwood Hotels & Resorts
Worldwide Inc.	54,300	2,077,137	3,105,417
Publishing & Media – 3.41%
Walt Disney Co.	171,300	4,362,244	5,294,883
Restaurants – 1.98%
Darden Restaurants Inc.	72,540	1,858,995	3,080,774
Retail – 1.16%
JC Penney Co. Inc.	26,400	1,489,078	1,805,496
TOTAL CONSUMER CYCLICAL		13,365,024	17,549,933

CONSUMER STAPLES – 7.63%
Food – 2.71%
Campbell Soup Co.	115,300	3,623,934	4,208,450
Food & Agricultural Products – 2.17%
Bunge Ltd.	58,200	2,592,841	3,372,690

			Market
	Shares	Cost	Value
Home Products – 2.75%
Colgate Palmolive Co.	68,900	$3,898,664	$4,278,690
TOTAL CONSUMER STAPLES		10,115,439	11,859,830

ENERGY – 7.80%
Exploration & Production – 4.05%
Occidental
Petroleum Corp.	75,300	2,176,446	3,622,683
XTO Energy Inc.	63,600	1,954,439	2,679,468
			6,302,151
Integrated Oils – 1.77%
Marathon Oil Corp.	35,700	1,472,390	2,745,330
Oil Services – 1.98%
Transocean Inc.**	42,000	1,516,488	3,075,660
TOTAL ENERGY		7,119,763	12,123,141

FINANCIAL – 28.50%
Insurance – 4.57%
ACE Ltd.	67,900	3,753,401	3,716,167
MBIA Inc.	55,200	3,238,560	3,391,488
			7,107,655
Integrated Financial Services – 5.80%
American
International Group	64,900	4,161,952	4,300,274
Citigroup Inc.	94,900	4,236,881	4,713,683
			9,013,957
Money Center Banks – 6.09%
Bank of America Corp.	75,800	3,627,695	4,060,606
The Bank of
New York Co. Inc.	99,700	3,524,210	3,515,422
SunTrust Banks Inc.	24,500	1,886,713	1,893,360
			9,469,388
Regional Banks – 2.46%
US Bancorp	60,300	1,742,179	2,003,166
Wachovia Corp.	32,700	1,580,225	1,824,660
			3,827,826
Securities & Asset Management – 4.59%
Merrill Lynch &
Company Inc.	50,000	2,809,910	3,911,000
Morgan Stanley & Co.	44,200	2,391,080	3,222,622
			7,133,622
Specialty Finance – 3.14%
Countrywide
Financial Corp.	58,000	2,000,557	2,032,320
Freddie Mac	42,800	2,734,328	2,838,924
			4,871,244
Thrifts – 1.85%
Washington Mutual Inc.	66,100	2,614,928	2,873,367
TOTAL FINANCIALS		40,302,619	44,297,059

			Market
	Shares	Cost	Value

MEDICAL - HEALTHCARE – 18.98%
Healthcare Services – 1.15%
Caremark Rx Inc.	31,500	$1,771,758	$1,785,105
Medical Technology – 2.71%
Medtronic Inc.	90,800	4,445,920	4,216,752
Pharmaceuticals – 15.12%
Abbott Laboratories	121,100	5,126,491	5,880,616
Amgen Inc.**	64,600	3,776,467	4,620,838
Barr Pharmaceuticals
Inc.**	52,300	2,473,155	2,716,462
Teva Pharmaceutical
Industries Ltd.	193,900	5,363,256	6,610,051
Zimmer Holdings Inc.**	54,400	3,714,421	3,672,000
			23,499,967
TOTAL MEDICAL - HEALTHCARE		26,671,468	29,501,824

TECHNOLOGY – 13.68%
Computer Software – 8.30%
International Business
Machines Corp.	47,800	3,827,040	3,916,732
Microsoft Corp.	240,600	6,864,892	6,575,598
Verisign Inc.**	118,700	2,737,625	2,397,740
			12,890,070
Semiconductors – 5.38%
Altera Corp.**	134,000	2,731,638	2,462,920
Intel Corp.	286,900	6,654,852	5,901,533
			8,364,453
TOTAL TECHNOLOGY		22,816,047	21,254,523

TRANSPORTATION – 2.44%
Railroads – 2.44%
Norfolk Southern Corp.	86,100	3,058,420	3,792,705
TOTAL TRANSPORTATION		3,058,420	3,792,705
TOTAL COMMON STOCKS		144,535,260	164,162,629

SHORT TERM INVESTMENTS – 0.18%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares	282,349	282,349	282,349
TOTAL SHORT TERM
INVESTMENTS		282,349	282,349

TOTAL
INVESTMENTS	105.81%	$144,817,609	$164,444,978
Liabilities in Excess
of Other Assets	(5.81)%		(9,029,276)
NET ASSETS	100.00%		$155,415,702

** Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (Unaudited)

ASSETS
Investments at market value	$164,444,978
(identified cost $144,817,609)
Receivable for securities sold	8,272,929
Dividends receivable	102,723
Interest receivable	2,709
Other assets	12,237
TOTAL ASSETS	172,835,576

LIABILITIES
Loan payable to bank (Note 4)	8,880,000
Interest due on loan payable to bank	44,960
Payable for securities purchased	8,342,899
Advisory fee payable	74,368
Administration fee payable	9,334
Accrued Compliance Officer fees	4,250
Accrued expenses and other liabilities	64,063
TOTAL LIABILITIES	17,419,874
NET ASSETS	$155,415,702

COMPOSITION OF NET ASSETS
Capital stock, at par	$279,209
Paid-in-capital	140,204,126
Undistributed net investment income	93,172
Accumulated net realized gain/(loss)	3,069,981
Net unrealized appreciation on investments	19,627,369
Undesignated distributions	(7,858,155)
$155,415,702

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,920,942

Net asset value per share	$5.57

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2006 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $22,955)	$1,915,942
Interest	14,644
TOTAL INCOME		$1,930,586

EXPENSES
Investment advisory fee
(Note 3)	699,034
Administrative services fee
(Note 3)	76,115
Interest on outstanding
loan payable to bank	558,433
Stockholder reporting	77,038
Legal fees	67,378
Directors’ fees	51,212
Transfer agent fees	38,555
NYSE listing fees	20,030
Audit and tax preparation fees	18,078
Chief Compliance Officer fees	14,250
Insurance and fidelity bond	11,215
Custodian fees	7,180
Other	4,331
TOTAL EXPENSES		1,642,849
NET INVESTMENT INCOME		287,737

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		4,385,192
Change in net unrealized appreciation/
depreciation of investments		1,898,729
NET GAIN ON INVESTMENTS		6,283,921
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$6,571,658

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Nine	For the
	Months Ended	Year Ended
	September 30,	December 31,
	2006*	2005

Increase/(decrease) in net
assets from operations:
Net investment income	$287,737	$329,874
Net realized gain from
securities transactions	4,385,192	1,517,539
Change in net unrealized
appreciation or depreciation
of investments	1,898,729	9,792,262
	6,571,658	11,639,675

Decrease in net assets
from distributions to
stockholders from:
Net investment income	(194,565)	(411,781)
Net realized gain on
investments	—	(3,102,020)
Return of capital	—	(12,152,094)
Undesignated (Note 1)	(7,858,155)	—
	(8,052,720)	(15,665,895)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (297,687 and
379,616 shares issued,
respectively)	1,688,404	2,331,343
	1,688,404	2,331,343

NET INCREASE/(DECREASE)
IN NET ASSETS	207,342	(1,694,877)

NET ASSETS
Beginning of period	155,208,360	156,903,237
End of period (including
undistributed net
investment income of
$93,172 and $0,
respectively)	$155,415,702	$155,208,360

*Unaudited.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2006 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$6,571,658
Adjustments to reconcile net increase in net
assets from operations to net cash provided by
operating activities:
Purchase of investment securities	(44,038,220)
Proceeds from disposition of
investment securities	57,976,879
Increase in receivable for securities sold	(8,272,929)
Increase in payable for securities purchased	8,342,899
Net proceeds from disposition of short-term
investment securities	1,159,841
Proceeds from class-action litigation settlements	99,569
Net realized gain from securities investments	(4,385,192)
Net change in unrealized appreciation
on investments	(1,898,729)
Decrease in dividends and interest receivable	86,010
Decrease in other assets	1,405
Decrease in accrued expenses and payables	(15,387)
Net cash provided by operating activities	15,627,804

Cash Flows from Financing Activities
Proceeds from bank borrowing	4,020,000
Repayment of bank borrowing	(9,140,000)
Cash distributions paid	(10,507,804)
Net cash used in financing activities	(15,627,804)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $1,688,404.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
For the Nine
Months Ended
Per Share Data	September 30,
(for a share outstanding throughout each period)	2006*
Net asset value – beginning of period	$5.62
Investment operations(1)
Net investment income	0.01
Net gain (loss) on investments	0.23
Total from investment operations	0.24
Distributions
From net investment income	(0.01)
From net realized gains on investments	0.00
Return of capital	0.00
Undesignated	(0.28)
Total distributions	(0.29)(6)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.57
Per share market value, end of period	$6.01

Total investment return(3) based on:
Market Value	0.3%
Net Asset Value	4.4%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(4)	1.40%(2)
Ratio of net investment income to average net assets	0.25%(2)
Ratio of total distributions to average net assets	6.86%(6)
Portfolio turnover rate(5)	25.90%
Net assets – end of period (in thousands)	$155,416

See accompanying notes to financial statements.

*  Unaudited.

(1) Per share amounts calculated based on average shares outstanding during the period.

(2) Annualized.

(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

For the year ended December 31,
2005	2004	2003	2002	2001
$5.76	$5.58	$4.85	$6.94	$8.17

0.01	0.03	0.01	0.04	0.04
0.42	0.71	1.23	(1.40)	(0.29)
0.43	0.74	1.24	(1.36)	(0.25)

(0.02)	(0.03)	(0.01)	(0.04)	(0.04)
(0.11)	(0.53)	—	—	(0.36)
(0.44)	—	(0.50)	(0.52)	(0.34)
—	—	—	—	—
(0.57)	(0.56)	(0.51)	(0.56)	(0.74)

—	—	—	(0.16)	(0.23)
—	—	—	(0.01)	(0.01)
—	—	—	(0.17)	(0.24)
$5.62	$5.76	$5.58	$4.85	$6.94
$6.31	$6.68	$6.14	$4.59	$7.56

3.7%	19.2%	46.9%	(32.2%)	14.1%
7.1%	13.1%	26.4%	(20.6%)	(3.0%)

1.33%	1.12%	1.13%	0.93%	0.91%
0.21%	0.57%	0.27%	0.64%	0.56%
10.13%	10.16%	10.07%	10.15%	10.21%
40.96%	115.39%	52.58%	65.86%	73.30%
$155,208	$156,903	$150,057	$128,713	$145,517

(4)The ratio of total expenses to average net assets excluding interest expense for the period ended September 30, 2006, was 0.92%. For the years ended December 31, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.97% and 0.99%, respectively. For all prior years presented, the interest expense if any, was less than 0.01%.

(5)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.  Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2006 were $44,038,220 and $57,976,879, respectively.

(6)Due to the timing of quarterly ex-distribution dates, only two quarterly distributions were recorded during the nine months ended September 30, 2006. Please see Note 5 concerning details for the October 2006 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
September 30, 2006 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT
    ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2006	2005
Distributions paid from:
Ordinary income	$194,565	1,073,408
Long-term capital gain	0	2,440,387
Return of capital	0	12,152,100
Undesignated	7,858,155	—
Total	$8,052,720	$15,665,895

As of September 30, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income		$93,172
Accumulated realized capital gain		3,368,725
Undesignated distributions		(7,858,155)
Net unrealized appreciation		19,328,625
Total		$14,932,367

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and post-October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the adjusted basis in the stockholder’s shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND
    DEPRECIATION OF INVESTMENTS
   (TAX BASIS)

As of September 30, 2006:
Gross appreciation (excess of value over tax cost)	$21,682,460
Gross depreciation (excess of tax cost over value)	(2,353,835)
Net unrealized appreciation	$19,328,625
Cost of investments for income tax purposes	$145,116,353

3. INVESTMENT ADVISORY AND
    ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

 ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     Effective February 7, 2006, the administrative services fee for ALPS was increased to an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000. The remaining breakpoint fee schedule is unchanged.

     Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     On December 6, 2005, an agreement with The Bank of New York (“BONY”) was reached, in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

		Average for the
		Nine Months
	As of	Ended
	September 30,	September 30,
	2006	2006
Loan outstanding	$8,880,000	$12,989,597
Interest rate	5.34%*	4.87%*
% of Fund’s total assets	5.14%	7.52%
Amount of debt per share
outstanding	$0.32	$0.47
Number of shares outstanding
(in thousands)	27,921	27,852**

**Annualized
**Weighted average

5. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.14 per share on October 2, 2006. The distribution will be payable on October 27, 2006. Of the total distribution, approximately $0.0035 represents net investment income earned in the third quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of October 2, 2006, the date of this press release, the undesignated portion of the distribution would include approximately 0% from net realized capital gains earned in the third quarter. For the fiscal year-to-date, the undesignated portion of the distributions would include approximately 27.59% from net realized capital gains and 72.41% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman

Todger Anderson, Director

Lee W. Mather, Jr, Director

Gary P. McDaniel, Director

Richard C. Schulte, Director

Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman

Todger Anderson, President

Mark M. Adelmann, Vice President

Joan Ohlbaum Swirsky, Secretary

Jasper R. Frontz, Treasurer, Chief

     Compliance Officer

Investment Adviser/Co-Administrator

Denver Investment Advisors LLC

1225 17th Street, 26th Floor

Denver, CO 80202

Stockholder Relations

Margaret R. Jurado

(800) 624-4190 (option #2)

e-mail: blu@denveria.com

Custodian

Bank of New York

One Wall Street

New York, NY 10286

Co-Administrator

ALPS Fund Services, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Transfer Agent

Dividend Reinvestment Plan Agent

(Questions regarding your Account)

Mellon Investor Services, LLC

480 Washington Blvd.

Jersey City, NJ 07310

(800) 624-4190 (option #1)

www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com